UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported   August 7, 2008

Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	005-62335	54-2053718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On August 7, 2008, Hampton Roads Bankshares, Inc. delivered a presentation to a small group of investors and representatives from Sandler O’Neill + Partners.  The presentation was arranged by Sandler O’Neill + Partners and held at the Company’s headquarters in Norfolk, VA.  Exhibit 99.1(a) is the slide presentation shown to the group.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Exhibit Title
99.1 (a)	Sandler O’Neill + Partners slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.
Date: August 7, 2008	By: /s/ Jack W. Gibson Jack W. Gibson President and Chief Executive Officer